As filed with the Securities and Exchange Commission on April 11, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 11, 2012
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.
From time to time, including in its Annual Report on Form 10-K for the year ended December 31, 2011 (the Annual Report), Bank of America Corporation and its subsidiaries (the Corporation) have indicated that the Corporation may reclassify its business segment results based on, among other things, changes in its organizational alignment. In the Annual Report, the Corporation reported its results of operations through six business segments: Deposits, Card Services, Consumer Real Estate Services (CRES), Global Commercial Banking, Global Banking & Markets (GBAM) and Global Wealth & Investment Management (GWIM), with the remaining operations recorded in All Other. During the three months ended March 31, 2012, the Corporation changed its basis of presentation from six segments to five segments: Consumer & Business Banking (CBB), CRES, Global Banking, Global Markets and GWIM, with the remaining operations recorded in All Other. The former Deposits and Card Services segments, as well as the Business Banking business, which was included in the former Global Commercial Banking segment, are now reflected in CBB. The former Global Commercial Banking segment was combined with the Global Corporate and Investment Banking business, which was included in the former Global Banking & Markets (GBAM) segment, to form Global Banking. The remaining global markets business of GBAM is now reported as a separate Global Markets segment. In addition, certain management accounting methodologies and related allocations were refined.

The information contained in this Form 8-K is being furnished to assist investors in understanding how the the Corporation's business segment results would have been presented in previously filed reports had such results been reported to reflect the realignment discussed above. This business segment realignment did not affect the Consolidated Statement of Income or Consolidated Balance Sheet.

Revised Supplemental Information to reflect the segment realignment is attached hereto as Exhibit 99.1. This Revised Supplemental Information is being furnished pursuant to Item 7.01, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall the Revised Supplemental Information be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 99.1 is furnished herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Revised Supplemental Information to Reflect Segment Realignment - Full Years 2011 and 2010, Quarterly Information for 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer
Dated: April 11, 2012

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Revised Supplemental Information to Reflect Segment Realignment - Full Years 2011 and 2010, Quarterly Information for 2011